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                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K



      Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 26, 1997


                                  INCOMNET, INC.
               (Exact name of registrant as specified in its charter)


                                     CALIFORNIA
                   (State or other jurisdiction of incorporation)



      0-12386                                           95-2871296
(Commission File Number)                             (I.R.S. Employer
                                                      Identification No.)


  21031 Ventura Boulevard, Suite 1100, Woodland Hills, California      91364
             (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code:  (818) 887-3400

                                   NOT APPLICABLE
                (Former name, former address and former fiscal year,
                          if changed since last report)



Total number of pages in this document: 4


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                                 TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .    3

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4







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ITEM 5.  OTHER EVENTS

On December 15, 1997, the Company held its Annual Meeting of Shareholders. At the meeting, Rolf Lesem was elected as a new member to the Company's Board of Directors. Mr. Lesem was nominated to run for election by a stockholder of the Company prior to the Annual Meeting in accordance with the Bylaws of the Company. Albert Milstein, who was nominated by management for election to the Board and who served as a Board member from November 15, 1995 to December 15, 1997, resigned from the Board prior to the election of new members. At the Annual Meeting, the following members were elected to the Company's Board of Directors: Melvyn Reznick, Richard Horowitz, Rolf Lesem, Howard Silverman, Stanley Weinstein, David Wilstein and Nancy Zivitz. On December 26, 1997, the Company's Board of Directors received and accepted the resignation of Stanley Weinstein because of personal, business and family commitments. He has not yet been replaced.

The backgrounds and qualifications of Melvyn Reznick, Richard Horowitz, Albert Milstein, Howard Silverman, Stanley Weinstein, David Wilstein and Nancy Zivitz are in the Company's Proxy Statement dated November 17, 1997, as filed with the Securities & Exchange Commission on November 19, 1997. Rolf Lesem's background and qualifications are as follows:

Rolf Lesem, 66, received his Bachelor's of Mechanical Engineering from Cooper Union School of Engineering in 1953 and his Master's of Science in Mechanical Engineering from Cornell University in 1955. He has also taken graduate courses at UCLA. Mr. Lesem has spent his career as a mechanical engineer in the aerospace industry. Since 1995, he has been involved in the design of ruggedized handheld computing systems for Litton Data Systems (Moorpark, CA). In 1993 to 1994, he was involved in the design of photographic processing equipment for Colourtronic (Chatsworth, CA). From 1986 to 1993, he worked for Teledyne Systems Co. (Northridge, CA) designing air and spacecraft subsystems.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    INCOMNET, INC.
                                               --------------------------------
                                                     (Registrant)

Date: December 30, 1997                        By: /s/  MELVYN REZNICK
                                               --------------------------------
                                               Melvyn Reznick, President and
                                               Chief Executive Officer





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